UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2010

THE HAIN CELESTIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 South Service Road, Melville, NY 11747

(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 730-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders on November 18, 2010 (the “Annual Meeting”), the stockholders of The Hain Celestial Group, Inc. (the “Company”) approved the amendment to The Hain Celestial Group, Inc. Amended and Restated 2002 Long Term Incentive and Stock Award Plan (the “2002 Plan”), which was recommended to the Board of Directors (the “Board”) by the Compensation Committee (the “Committee”) and approved by the Board on October 14, 2010, subject to approval by the stockholders.

The 2002 Plan was amended to:

•	increase the maximum number of shares authorized for issuance under the 2002 Plan by 1,700,000 shares, to a total of 10,250,000 shares;

•

decrease the multiplier that each award granted (other than a stock option or stock appreciation right (“SAR”)) shall be deemed to equal for the purposes of calculating the number of shares authorized for issuance under the plan from 2.4 shares to 2.07 shares; and

•	prohibit the repricing of SARs without shareholder approval.

The purpose of the 2002 Plan is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and motivate employees, consultants and directors, upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

Under the 2002 Plan, the grants of awards will be made by those directors who are non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provided that the Committee shall have the authority to grant awards on a quarterly basis to new hires. The awards may be in the form of stock options, stock appreciation rights, restricted stock and restricted stock units, performance shares and performance units and dividend equivalents.

The 2002 Plan may be amended, suspended or terminated by the Board at any time, in whole or in part. The Board may seek the approval of any amendment or modification by the Company’s stockholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the applicable exchange or securities market or for any other purpose. The 2002 Plan is effective as of December 1, 2005. Unless earlier terminated, the 2002 Plan will terminate as to future awards on December 1, 2015.

The foregoing does not constitute a complete summary of the terms of the 2002 Plan, and reference is made to the complete text of the 2002 Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company approved an amendment to the Amended and Restated By-Laws (the “By-Laws”) to:

•	allow holders of at least 25% of the Company’s outstanding capital stock to call a special meeting of stockholders;

•	clarify that executive officer compensation shall be approved by either the Committee or the Board; and

•	provide that the record date may be fixed not more than sixty nor less than ten days before a meeting of the stockholders.

The foregoing does not constitute a complete summary of the amendments to the By-Laws, and reference is made to the complete text of the By-Laws, which is attached hereto as Exhibit 3.2 and incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company submitted the following matters to a vote of security holders:

1.	To elect all of the director nominees to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To vote, on an advisory basis, for the compensation awarded to the named executive officers for the fiscal year ended June 30, 2010 as set forth in the summary compensation table of the 2010 proxy statement;

3.	To approve an amendment of the Amended and Restated 2002 Long Term Incentive and Stock Award Plan;

4.	To approve an amendment to the By-Laws providing stockholders with the ability to call special meetings of stockholders; and

5.	To ratify the appointment of Ernst & Young LLP as our registered independent accountants for the fiscal year ending June 30, 2011.

Proposal No. 1 - Election of Directors:

The stockholders elected the persons named below, the Company’s nominees, as directors of the Company, with the following vote:

Name:	For	Withheld	Abstain	Broker Non-Votes
Irwin D. Simon	34,043,425	1,183,764	—	—
Barry J. Alperin	34,045,227	1,181,962	—	—
Richard C. Berke	29,550,483	5,676,706	—	—
Jack Futterman	28,613,227	6,613,962	—	—
Marina Hahn	33,866,083	1,361,106	—	—
Brett Icahn	34,236,882	990,307	—	—
Roger Meltzer	30,673,151	4,554,038	—	—
David Schechter	33,931,533	1,295,656	—	—
Lewis D. Schiliro	29,762,781	5,464,408	—	—
Lawrence S. Zilavy	33,807,996	1,419,193	—	—

Proposal No. 2 - Advisory Vote regarding the Compensation of the Company’s Named Executive Officers:

The stockholders approved, on an advisory basis, the compensation awarded to the named executive officers for the fiscal year ended June 30, 2010 as set forth in the summary compensation table of the 2010 proxy statement with the following vote:

For	Against	Abstain	Broker Non-Votes
20,603,857	7,892,353	6,730,979	—

Proposal No. 3 - Approval of the Amendment of the Amended and Restated 2002 Long Term Incentive and Stock Award Plan:

The stockholders approved the amendment of the Amended and Restated 2002 Long Term Incentive and Stock Award Plan with the following vote:

For	Against	Abstain	Broker Non-Votes
23,328,485	11,483,109	415,595	—

Proposal No. 4 - Approval of an Amendment to the Company’s By-Laws regarding Special Stockholder Meetings

The stockholders approved an amendment to the By-Laws providing stockholders with the ability to call special meetings of stockholders with the following vote:

For	Against	Abstain	Broker Non-Votes
35,030,336	172,016	24,837	—

Proposal No. 5 - Ratification of Appointment of Registered Independent Accountants

The stockholders ratified the appointment of Ernst & Young LLP with the following vote:

For	Against	Abstain	Broker Non-Votes
34,388,747	824,697	13,745	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.2	The Hain Celestial Group, Inc. Amended and Restated By-Laws

10.1	The Hain Celestial Group, Inc. Amended and Restated 2002 Long Term Incentive and Stock Award Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2010

THE HAIN CELESTIAL GROUP, INC.
(Registrant)

By:	/S/ IRA J. LAMEL
Name:	Ira J. Lamel
Title:	Executive Vice President and Chief Financial Officer